LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED AUGUST 26, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

The following supplements and replaces any information to the contrary in the Statement of Additional Information for each of the funds listed in Schedule A.

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

Set forth below is a list, as of August 26, 2016, of those parties with whom the manager, on behalf of each fund and each portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Charles River	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
Middle Office Solutions, LLC	Daily	None
NaviSite, Inc.	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Thomson	Semi-annually	None

Portfolio holdings information for a fund or portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Fidelity	Quarterly	5 Business Days
Fitch (Rating Agency)	Monthly	Sent 6-7 Business Days
Interactive Data Corp.	Weekly	None
Liberty Hampshire	Weekly and Month-End	None
S&P Global (Rating Agency)	Monthly	Sent 6-7 Business Days
SunTrust	Weekly and Month-End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Fund	Date of Statement of Additional Information
LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Cash Reserves	December 29, 2015
Western Asset Institutional Liquid Reserves	December 29, 2015
Western Asset Select Tax Free Reserves	December 29, 2015
Western Asset Institutional U.S. Treasury Reserves	December 29, 2015
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	December 29, 2015
Western Asset Institutional Government Reserves	December 29, 2015

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST
Western Asset Premium Liquid Reserves	December 29, 2015
Western Asset Premium U.S. Treasury Reserves	December 29, 2015

LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Liquid Reserves	April 12, 2016
Western Asset California Tax Free Money Market Fund	April 12, 2016
Western Asset New York Tax Free Money Market Fund	April 12, 2016
Western Asset Prime Obligations Money Market Fund	January 12, 2016
Western Asset Tax Free Reserves	April 12, 2016
Western Asset U.S. Treasury Reserves	April 12, 2016
Western Asset Government Reserves	April 12, 2016

Please retain this supplement for future reference.

LMFX302062

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